UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
________________________
FORM 8-K
 ________________________
Current Report
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 11, 2024
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LKQ CORPORATION
(Exact name of registrant as specified in its charter)
_______________________

Delaware	001-42002	36-4215970
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

5846 Crossings Boulevard
Antioch, Tennessee		37013
(Address of principal executive offices)		(Zip Code)
Registrant's telephone number, including area code: (615) 781-5200

N/A
(Former name or former address, if changed since last report)

 ________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	LKQ	The Nasdaq Global Select Market
4.125% Notes due 2031	LKQ31	The Nasdaq Global Select Market
Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☐
If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(d) On December 11, 2024, LKQ Corporation (the “Company”) announced the Board of Directors (“Board”) of the Company had increased the size of the Board to eleven directors and appointed James S. Metcalf as a director, effective December 11, 2024. Mr. Metcalf will receive compensation for his service on the Board in accordance with the Company’s standard compensatory arrangements for non-employee directors, as described under the caption “Director Compensation” in the Company’s proxy statement from its 2024 Annual Meeting of Shareholders, which was filed with the Securities and Exchange Commission on March 22, 2024. Mr. Metcalf has not been appointed to any committees of the Board at this time.

There are no arrangements or understandings between Mr. Metcalf and any other person pursuant to which he was appointed to the Board, and there are no relationships between Mr. Metcalf and the Company that would require disclosure under Item 404(a) of Regulation S-K of the Exchange Securities Exchange Act of 1934, as amended.

On December 11, 2024, the Company also announced that Dominick Zarcone has decided not to stand for re-election and will retire from the Board when his term expires in connection with the Company’s 2025 Annual Meeting. Following the 2025 Annual Meeting, the Board will consist of ten directors, nine of whom are independent.

The Company’s press release announcing Mr. Metcalf’s appointment and Mr. Zarcone's retirement is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description of Exhibit
99.1	LKQ Corporation Press Release dated December 11, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: December 11, 2024

LKQ CORPORATION

By:	/s/ Matthew J. McKay
Matthew J. McKay
Senior Vice President, General Counsel and Corporate Secretary